EXHIBIT 10.1

AMENDMENT NO. 1 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated January 9, 2015, by and among SpartanNash Company, a Michigan corporation, formerly known as Spartan Stores, Inc. (“Parent”), Spartan Stores Distribution, LLC, a Michigan limited liability company (“Stores Distribution”), Market Development, LLC, a Michigan limited liability company (“MDC”), SpartanNash Associates, LLC, a Michigan limited liability company (“Associates”), Family Fare, LLC, a Michigan limited liability company (“Family Fare”), MSFC, LLC, a Michigan limited liability company (“MSFC”), Seaway Food Town, Inc., a Michigan corporation (“Seaway”), The Pharm of Michigan, Inc., a Michigan corporation (“Pharm”), Valley Farm Distributing Co., an Ohio corporation (“Valley Farm”), Gruber’s Real Estate, LLC, a Michigan limited liability company (“Gruber RE”), Prevo’s Family Markets, Inc., a Michigan corporation (“Prevo”), Custer Pharmacy, Inc., a Michigan corporation (“Custer”), Spartan Properties Management, Inc. (formerly known as Buckeye Real Estate Management Co.), an Ohio corporation (“SPM”), Spartan Stores Fuel, LLC, a Michigan limited liability company (“Spartan Fuel”), Nash-Finch Company, a Delaware corporation, as surviving corporation of the merger with SS Delaware, Inc. (“Nash-Finch”), Nash Brothers Trading Company, a Delaware corporation (“Nash Brothers”), T.J. Morris Company, a Georgia corporation (“T.J. Morris”), Super Food Services, Inc., a Delaware corporation (“Super Food”), U Save Foods, Inc., a Nebraska corporation (“U Save”), Hinky Dinky Supermarkets, Inc., a Nebraska corporation (“Hinky Dinky”), GTL Truck Lines, Inc., a Nebraska corporation (“GTL”), Erickson’s Diversified Corporation, a Wisconsin corporation (“Erickson’s”), Grocery Supply Acquisition Corp., a Delaware corporation (“Grocery Supply”), MDV SpartanNash, LLC, a Delaware limited liability company (“MDV”, and together with Parent, Stores Distribution, MDC, Associates, Family Fare, MSFC, Seaway, Pharm, Valley Farm, Gruber RE, Prevo, Custer, SPM, Spartan Fuel, Nash-Finch, Nash Brothers, T.J. Morris, Super Food, U Save, Hinky Dinky, GTL, Erickson’s and Grocery Supply, each individually a “Borrower” and collectively, “Borrowers”) and any Person that at any time becomes a party to the Loan Agreement as a guarantor (each individually a “Guarantor” and collectively, “Guarantors”), the parties to the Loan Agreement (as hereinafter defined) from time to time as lenders (each individually, a “Lender” and collectively, “Lenders”) and Wells Fargo Capital Finance, LLC, a Delaware limited liability company, in its capacity as agent for Lenders (in such capacity, “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Borrowers and Guarantors have entered into financing arrangements with Agent and Lenders pursuant to which Lenders (or Administrative Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated as of November 19, 2013, by and among Borrowers, Guarantors, Agent and Lenders, (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other Financing Agreements; and

WHEREAS, Borrowers and Guarantors have requested that Administrative Agent and Lenders agree to certain amendments to the Loan Agreement, and Administrative Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions herein; and

WHEREAS, by this Amendment No. 1, Borrowers, Guarantors, Administrative Agent and Lenders desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.

(a)Additional Definitions.  As used herein, "Amendment No. 1" shall mean Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated January 9, 2015, by and among Borrowers, Guarantors, Administrative Agent and Lenders, as amended, modified, supplemented, extended, renewed, restated or replaced, and the Loan Agreement and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.

(b)Amendments to Definitions.

(i)Applicable Margin.   The definition of “Applicable Margin” set forth in the Loan Agreement is hereby amended by deleting the interest rate grid therein and replacing it with the following:

“Tier	Monthly Average Excess Availability	Applicable Eurodollar Rate Margin for Tranche A Revolving Loans	Applicable Eurodollar Rate Margin for Tranche A-1 Revolving Loans	Applicable Eurodollar Rate Margin for Tranche A-2 Term Loans	Applicable Base Rate Margin for Tranche A Revolving Loans	Applicable Base Rate Margin for Tranche A-1 Revolving Loans	Applicable Base Rate Margin for Tranche A-2 Term Loans
1	Greater than 66 2/3% of the Maximum Credit	1.25%	2.50%	5.25%	.25%	1.50%	4.25%
2	Less than or equal to 66 2/3% of the Maximum Credit and greater than 33 1/3% of the Maximum Credit	1.50%	2.75%	5.25%	.50%	1.75%	4.25%
2

3	Less than or equal to 33 1/3% of the Maximum Credit	1.75%	3.00%	5.25%	.75%	2.00%	4.25%”

(c)Interpretation.  For purposes of this Amendment No. 1, unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to such terms in the Loan Agreement.

2.Schedule 1.145; Non-Operating Assets.  Schedule 1.145 to the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule 1.145 attached as Exhibit A hereto.

3.Minimum Applicable Margin.  Notwithstanding anything contained in the Loan Agreement to the contrary and notwithstanding the amount of the Monthly Average Excess Availability, for the month of December, 2014 and for each succeeding month prior to the month commencing June 1, 2015, in no event shall the Applicable Margin be less than the percentages set forth in Tier 2 of the interest rate grid set forth in the definition of Applicable Margin for the applicable category of Loans.

4.Financial Statements and Other Information.  Section 9.6(a)(i) of the Loan Agreement is hereby amended by deleting the phrase “and unaudited consolidating financial statements (including balance sheets and statements of income and loss)” and replacing it with the following new phrase:  “and unaudited consolidating statements of income and loss”.

5.Sale of Assets, Etc.  Section 9.7(b) of the Loan Agreement is hereby amended by (a) deleting the reference to “or” at the end of clause (xiv) thereof, (b) deleting the period at the end of clause (xv) thereof and adding “; or” at the end thereof and (c) adding the following new clause (xvi) at the end thereof:

“(xvi) so long as no Event of Default has occurred and is continuing or would immediately result therefrom, transfers of assets (A) from any Borrower to any other Borrower and (B) from any Guarantor to any Borrower or any other Guarantor.”

6.Indebtedness.  Section 9.9 of the Loan Agreement is hereby amended by adding the following new clause (p) at the end thereof:

“(p) Indebtedness of any Borrower or Guarantor arising after the Effective Date in the ordinary course of the business of such Borrower or Guarantor pursuant to guarantees in favor of third parties by such Borrower or Guarantor of the obligations of its customers (other than guarantees of lease obligations referenced in Section 9.9(i) above), provided, that, (i) as of the date of entering into such guarantee, and after giving effect thereto, Excess Availability shall be not less than fifteen (15%) percent of the Maximum Credit, (ii) the aggregate principal amount of such guarantees under this Section 9.9(p) at any time outstanding shall not exceed $25,000,000 and (iii) as of the date of entering into any such guarantee and after giving effect thereto, no Default or Event of Default shall exist or have occurred;”

3

7.Formation of Subsidiaries.  As of March 30, 2014, the reference to “March 30, 2014” set forth in the last sentence of Section 9.24 of the Loan Agreement is hereby deleted and replaced with “June 30, 2015”.

8.Term.  Section 13.1 of the Loan Agreement is hereby amended by deleting the reference to “NOVEMBER 19, 2018” contained in clause (a) therein and replacing it with “JANUARY 9, 2020”.

9.Representations and Warranties.  Each Borrower and Guarantor hereby represents and warrants to Administrative Agent and Lenders the following (which shall survive the execution and delivery of this Amendment No. 1), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letter of Credit Accommodations to Borrowers:

(a)This Amendment No. 1 and each other agreement or instrument to be executed and delivered by the Borrowers and Guarantors pursuant hereto have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders, members and managers and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein, constitute the legal, valid and binding obligations of each of the Borrowers and Guarantors, respectively, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(b)The execution, delivery and performance of this Amendment No. 1 (a) are all within each Borrower’s and Guarantor’s corporate or limited liability company powers and (b) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound.

(c)All of the representations and warranties set forth in the Amended Loan Agreement and the other Financing Agreements are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such date.

(d)No Default or Event of Default exists or has occurred and is continuing.

4

10.Condition Precedent.  The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Administrative Agent:

(a)receipt by Administrative Agent of counterparts of this Amendment No. 1, duly authorized, executed and delivered by the parties hereto (including all Lenders required for the amendments provided for herein);

(b)receipt by Administrative Agent of a true and correct copy of any consent, waiver or approval (if any) to or of this Amendment No. 1, which any Borrower is required to obtain from any other Person; and

(c)No Default or Event of Default shall exist or have occurred and be continuing.

11.Effect of this Amendment.  Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and, in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 1, the provisions of this Amendment No. 1 shall control.  By executing this Amendment No. 1, each Borrower is deemed to execute the Amended Loan Agreement and to be bound by the terms and conditions thereof.

12.Further Assurances.  Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Administrative Agent to effectuate the provisions and purposes of this Amendment No. 1.

13.Governing Law.  The validity, interpretation and enforcement of this Amendment No. 1 and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Illinois.

14.Binding Effect.  This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

15.Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.

Counterparts.  This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment No. 1.  Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

ADMINISTRATIVE AGENT WELLS FARGO CAPITAL FINANCE, LLC, as Administrative Agent By:__________________________________ Title:________________________________ 12020518	BORROWERS SPARTANNASH COMPANY, formerly known as Spartan Stores, Inc. By:__________________________________ Title:________________________________

SPARTAN STORES DISTRIBUTION, LLC
MARKET DEVELOPMENT, LLC
SPARTANNASH ASSOCIATES, LLC
FAMILY FARE, LLC
MSFC, LLC
SEAWAY FOOD TOWN, INC.
THE PHARM OF MICHIGAN, INC.
VALLEY FARM DISTRIBUTING CO.
GRUBER’S REAL ESTATE LLC
PREVO’S FAMILY MARKETS, INC.
CUSTER PHARMACY, INC.
SPARTAN PROPERTIES MANAGEMENT, INC.
SPARTAN STORES FUEL, LLC

By:__________________________________

Title:________________________________

NASH-FINCH COMPANY

NASH BROTHERS TRADING COMPANY

T. J. MORRIS COMPANY

SUPER FOOD SERVICES, INC.

U SAVE FOODS, INC.

HINKY DINKY SUPERMARKETS, INC.

GTL TRUCK LINES, INC.

ERICKSON’S DIVERSIFIED CORPORATION

GROCERY SUPPLY ACQUISITION CORP.
MDV SPARTANNASH, LLC

By:__________________________________

Title:________________________________

3501905.4	7

LENDERS WELLS FARGO CAPITAL FINANCE, LLC, as a Lender By:__________________________________ Title:________________________________

BANK OF AMERICA, N.A.,
as a Lender

By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:

Name:

Title:

BMO HARRIS BANK N.A.,
as a Lender

By:

Name:

Title:

FIFTH THIRD BANK,
as a Lender

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:

Name:

Title:

3501905.4	8

CITIZENS BUSINESS CAPITAL, A DIVISION OF CITIZENS BANK, N.A.,
as a Lender

By:

Name:

Title:

REGIONS BANK,
as a Lender

By:

Name:

Title:

MUFG UNION BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:

Name:

Title:

3501905.4	9

EXHIBIT A

SCHEDULE 1.145

Operating Assets

Address	City	State	Description
522 Hancock St. N	Ottumwa	IA	Retail Property
NEC Hwy 34 and S 221st St	Glenwood	IA	Land
962 Main St. E	Galesburg	IL	Retail Property
201 11th St N	Monmouth	IL	Retail Property
Lots 1 & 3	Plymouth	IN	Retail Outlots
2800 Stanton Dr. & 3000 Tatham Rd.	Bridgeport	MI	Vacant Land
124 E. Front Street	Adrian	MI	Pharmacy
1778 84ths St (8451 Burlingame)	Byron Center	MI	Land
4010 W Vienna Rd & 12079 N Jennings Rd	Clio	MI	Land
Beecher Road	Flint	MI	Land
North Holly Road	Grand Blanc	MI	Land
Ludington Corners Shopping Center	Ludington	MI	Shopping Center
5539-5559 West US-10	Ludington	MI	Commercial Land
5539-5559 West US-10	Ludington	MI	Retail Outlot
205 Washington Ave. E	Hutchinson	MN	Retail Property
7646 Dodge St Crossroads Plaza	Omaha	NE	Retail Property
770 N 114th St	Omaha	NE	Retail Property
6300 Creek Road	Blue Ash	OH	Distribution Center
800 and 1020 Ford	Maumee	OH	Distribution Center
Tracy Road & Arbor Drive	Northwood	OH	Industrial Land
410 Wheeling St.	Oregon	OH	Pharmacy
801 Dixie Hwy.	Rossford	OH	Pharmacy
4223 South Avenue	Toledo	OH	Food Town WH